UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 27, 2023
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001589803
WFRBS Commercial Mortgage Trust 2013-C18
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001577313
National Cooperative Bank, N.A. (formerly known as NCB, FSB)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541886
UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541214
C-III Commercial Mortgage LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542105
Basis Real Estate Capital II, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001555501
Liberty Island Group I LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000729153
NatWest Markets Plc (formerly known as The Royal Bank of Scotland plc)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541615
RBS Financial Products Inc.
(Exact name of sponsor as specified in its charter)

New York	333-172366-11	38-3918787 38-3918788 38-3918789 38-7103156
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 214-5600
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the August 17, 2023 Distribution Date.  On September 27, 2023, the Certificate Administrator was notified by the Master Servicer that certain non-recoverable advances were not withheld from principal collections for the August distribution period in error.  This resulted in an additional interest payment to the Class A-S Certificateholders in an amount equal to $256,135.00, an additional interest payment to the Class B Certificateholders in an amount equal to $302,282.33, an additional interest payment to the Class C Certificateholders in an amount equal to $151,143.24 and an additional interest payment to the Class D Certificateholders in an amount equal to $233,123.56.  This also resulted in an overpayment of principal to the Class A-4 Certificateholders in an amount equal to $458,578.21 and an overpayment of principal to the Class A-SB Certificateholders in an amount equal to $484,105.91.

In addition, the amounts of principal and interest distributed to certain classes of certificates and the beginning and ending certificate balances for certain classes of certificates shown on the registrant’s Monthly Distribution Report filed as Exhibit 99.1 to the Asset Backed Issuer Distribution Reports on Form 10-D for the September 2023 distribution period have also been corrected to reflect the adjustments described above.  The revised Monthly Distribution Reports are included with the registrant’s Form 10-D/A’s for the August and September distribution periods.  All corrected payments to the impacted Certificateholders were made on October 2, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony Sfarra
Anthony Sfarra, President

Date:  October 3, 2023